Interim TORREY OLE Update and PROSERA Phase 3 Design July 2023

Forward Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, without limitation: interim results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and as more patient data becomes available; potential delays in the commencement, enrollment, data readouts and completion of clinical trials; later developments with and / or feedback from global regulatory authorities or the FDA that may differ from prior feedback which may alter our planned PROSERA Phase 3 clinical trial design and timing of initiation thereof; our planned PROSERA Phase 3 trial may not support the registration of seralutinib; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of clinical trials and preclinical studies are not necessarily predictive of future results; the success of our clinical trials for seralutinib is uncertain; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of seralutinib that may limit its development, regulatory approval and/or commercialization, or may result in clinical holds, recalls or product liability claims; our ability to obtain and maintain intellectual property protection for seralutinib; our ability to comply with our obligations in collaboration agreements with third parties or the agreements under which we license intellectual property rights from third parties; we may use our capital resources sooner than we expect; and other risks described in our prior press releases and our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our annual report on Form 10-K and any subsequent filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

I. TORREY 24 Week Data 3

Selected Baseline Disease Characteristics (ITT Population) 4 Characteristic Placebo (N=42) Seralutinib (N=44) Total (N=86) Number of PAH background therapies – n (%) 1 2 (4.8) 1 (2.3) 3 (3.5) 2 16 (38.1) 18 (40.9) 34 (39.5) 3 24 (57.1) 25 (56.8) 49 (57.0) WHO FC – n (%) Class II 20 (47.6) 30 (68.2) 50 (58.1) Class III 22 (52.4) 14 (31.8) 36 (41.9) PVR (dyne*s/cm5) – mean (SD) 661.3 (164.91) 675.8 (240.35) 668.7 (205.90) 6MWD (m) – mean (SD) 407.1 (107.02) 408.6 (75.11) 407.9 (91.54) NT-proBNP (ng/L) – mean (SD) 645.6 (1158.75) 611.0 (714.58) 628.3 (956.83) 1) Source: https://doi.org/10.1056/NEJMoa2213558. *As determined by baseline PVR & 6MWD, we believe that TORREY enrolled the most well-controlled PAH patient trial population to meet its primary efficacy endpoint. 6MWD = six-minute walk distance; FC = Functional Class; NT-proBNP = N-terminal pro B-type natriuretic peptide; PVR = pulmonary vascular resistance; WHO = World Health Organization; ITT = intention-to-treat; SD = standard deviation; Pbo = placebo. Heavily pre-treated patient population Hit Primary Endpoint Despite FC Imbalance in Drug & Pbo Arms Mildest baseline PAH disease to see treatment effect* STELLAR Trial Phase 3 NT-proBNP mean baseline was 1,121.1ng/L; PVR was 763.7 dyne*s/cm5 (1)

TORREY Study Phase 2 Topline Results

- Met Primary Endpoint: Statistically significant reduction in PVR in heavily-treated study population
- Consistent, favorable PVR benefit seen in all pre-specified sub-groups in favor of seralutinib with enhanced effects in patients with more severe disease at baseline§

Overall Study Population		Functional Class III		REVEAL 2.0 Risk Score ≥ 6	
PVR	6MWD	PVR	6MWD	PVR	6MWD
-14%*	+6.5m	-21%*	+37.3m*	-23%*	+21.9m
p = 0.0310	p = 0.5972	p = 0.0427	p = 0.0476	p = 0.0134	p = 0.2482
Primary Endpoint					

- Consistently favorable results for hemodynamic and ECHO endpoints
- Well tolerated, avoiding side effect profile associated with systemic imatinib in PAH

* = p-value ≤ 0.05. All p-values in this presentation are nominal, aside from primary endpoint (overall study population delta in PVR).
§ At baseline, as determined by Functional Class and REVEAL 2.0 Risk Score (pre-specified subgroups).
Functional Class II patients showed a placebo adjusted PVR improvement of -66.9 dynes*sec*cm^{-5} (p = 0.2601) from baseline.

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II. New Developments 6

New Developments in the Seralutinib Program

- Summary of OLE findings to date: Differentiated efficacy and safety profile emerging
  - Continued improvement in reduction of PVR
    - 30 patients with Week 72 PVR data
    - Early enrollers; milder disease baseline than overall population
  - Continual improvement seen in Δ6MWD & ΔNT-proBNP
    - Increased magnitude of effect in Phase 3 target population
  - Attractive safety profile for chronic treatment
- Regulatory feedback supportive of single registrational study evaluating 90mg BID dose
  - FDA and EMA aligned on all key components of study; protocol finalized
- Phase 3 trial incorporating learnings from TORREY targeted to initiate in August
  - Use of REVEAL Lite and NT-proBNP as enrichment factors for 6MWD success
    - Use of PPD as CRO helps to de-risk execution of enrollment and 6MWT conduct
  - Anticoagulants allowed with important patient safety guardrails

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OLE = open-label extension; PVR = pulmonary vascular resistance; 6MWD = six-minute walk distance; NT-proBNP = N-terminal pro B-type natriuretic peptide; BID = twice daily dosing; CRO = contract research organization; 6MWT = six-minute walk test.

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III. Interim TORREY OLE Extension Results Data available to date – Subject to change – Study is ongoing Data as of June 23, 2023. 8

TORREY Open-Label Extension Interim Update • Of 80 TORREY completers (38 seralutinib arm, 42 placebo arm), 73 (91.3%) elected to rollover into the open-label extension • PVR measured via right heart catheterization at Baseline, Week 24, and Week 72 (approximately 1 year into OLE) • As of interim data cutoff date, Week 72 PVR data available for 30 patients • 16 continued-seralutinib, 14 placebo-crossover 9 Screening Open-Label ExtensionBlinded Evaluation Randomization Placebo, n = 42 Seralutinib, n = 44 Continued-Seralutinib, n = 33 Placebo-Crossover to Seralutinib, n = 40 Patients Continue on OLE Week 24 Week 72Baseline Patients Continue on OLE OLE = open-label extension; PVR = pulmonary vascular resistance.

Seralutinib Profile Emerging From OLE ✓Seralutinib treatment leads to hemodynamic improvement in ~60-70% of patients ✓ Almost all patients who have short-term benefit (at 6 months) continue to improve with long-term treatment ✓The continued improvement in PVR, along with the ECHO and FRI data gathered in TORREY, is supportive of a reverse remodeling mechanism of action ✓Safety and tolerability remain relatively benign, with no safety signals emerging or worsening with long-term use ✓Drug delivery via DPI twice daily well-accepted and easy to incorporate into a patient’s daily routine • Seralutinib has the potential to be used prior to more invasive / inconveniently delivered therapies and / or those with challenging safety / tolerability profiles (e.g., prostacyclins) 10 OLE = open-label extension; PVR = pulmonary vascular resistance; ECHO = echocardiogram; FRI = functional resonance imaging; DPI = dry powder inhaler

Interim Analysis Shows Deepening PVR Improvement in Continued-Seralutinib Group * Interim update for first 16 continued-seralutinib patients to reach Week 72 PVR = pulmonary vascular resistance; WHO = World Health Organization; OLE = open-label extension 11 Baseline Week 24 Week 72 Median Baseline PVR: End of TORREY OLE PVR Data Point 541 dyne*s/cm5 Median Change in PVR vs. Baseline: -70.5 dyne*s/cm5 Median Change in PVR vs. Baseline: -142.5 dyne*s/cm5 • 11 / 16 had improvement in PVR • Mean improvement of PVR responders at week 24 = 24% • All 11 initial responders maintained PVR below baseline • 9 / 11 continued to improve • Mean improvement of 9 PVR dual responders = 39% • 3 patients reached a PVR below 200 dyne*s/cm5 • 10 WHO Functional Class II, 6 WHO Functional Class III • 50% on dual background therapy, 50% on triple background therapy

6MWD N = 32 20 18 12 Baseline (m) 409 389 377 368 Further Improvements Seen in 6MWD and NT-proBNP for Phase 3 Target Population in Continued-Seralutinib Group 12 16 4247 71 0 50 100 Week 24 Week 64 Overall Population Phase 3 Target Patient Population* NT-pro BNP N = 32 13 17 9 Baseline (ng/L) 595 875 1,017 1,197 -160 -322 -260 -401 -500 -250 0 Week 24 Week 72 C h a n g e in 6 M W D v s. B a se lin e ( m ) C h a n g e in N T- p ro B N P v s. B a se lin e ( n g /L ) * REVEAL Lite 2 Risk Score ≥ 5 at TORREY baseline. 6MWD = six-minute walk distance; NT-proBNP = N-terminal pro B-type natriuretic peptide.

Encouraging Early Trends Observed in Placebo-Crossover Group 13 • 7 / 14 patients had improvement in PVR after beginning seralutinib treatment in OLE • 11 / 14 patients had improved PVR vs. baseline PVR at Week 72 6MWD N = 40 17 17 7 Baseline (m) 408 415 337 336 0 4 15 25 0 20 40 Week 24 Week 64 Overall Population Phase 3 Target Patient Population* NT-pro BNP 194 386 -27 -87-250 0 250 500 Week 24 Week 72 C h a n g e i n 6 M W D v s. B a se lin e ( m ) C h a n g e i n N T- p ro B N P v s. B a se lin e ( n g /L ) N = 33 15 13 6 Baseline (ng/L) 526 673 1,072 1,375 • 6MWD improvement in OLE driven by Phase 3 target population • NT-proBNP increase while on placebo during TORREY reversed after patients started on seralutinib treatment * REVEAL Lite 2 Risk Score ≥ 5 at TORREY baseline. PVR = pulmonary vascular resistance; OLE = open-label extension; 6MWD = six-minute walk distance; NT-proBNP = N-terminal pro B-type natriuretic peptide.

14 TORREY OLE Safety To Date • Safety results consistent with controlled period – seralutinib generally well tolerated with no new safety concerns • Results support chronic treatment in PAH patients • Reports of cough diminish as patients get used to DPI • Vast majority of patients have reached and maintained 90mg BID dose • Limited dose reductions to date • Limited liver enzyme elevations observed in OLE in similar pattern as TORREY (~5-10% ≥ 3x ULN, similar to placebo rate in TORREY), suggesting potential signal arises early in treatment course and easily monitorable • Safety tables available in appendix OLE = open-label extension; DPI = dry powder inhaler; BID = twice-daily dosing; ULN = upper limit of normal.

IV. PROSERA Phase 3 Overview 15

Regulatory Feedback • FDA & EMA - Alignment on the following key design elements of Phase 3 protocol: • One Dose: Single dose of seralutinib (90 mg BID); 2-arm study, with ~175 patients per arm • Enriched Population: Eligibility criteria for a target PAH population based on prespecified subgroup in TORREY with more severe disease and/or who are at higher risk of disease progression, defined by risk score assessment, functional class, PVR and exercise capacity at baseline • Primary Endpoint: 6MWD at Week 24 • Additional Comments: • FDA recommended consideration of a Phase 2 study to evaluate disease remodeling (withdrawal) • EMA recommended TTCW as key secondary • No safety concerns raised 16 BID = twice-daily dosing; PVR = pulmonary vascular resistance; 6MWD = six-minute walk distance; TTCW = time to clinical worsening.

PROSERA Phase 3 Study Design Schema



Double Blind Placebo-Controlled Treatment Period (24 weeks)
Extended Double Blind Treatment Period (up to an additional 24 weeks)*
Screening (up to 4 weeks)
Seralutinib 90mg BID + Background PAH Therapy N = 175
Placebo BID + Background PAH Therapy N = 175
Week 24
Week 48
Primary Endpoint (6MWD) Evaluated at Week 24
Subjects who complete Week 24 who experience a clinical worsening event may proceed directly to OLE
Open-Label Extension (OLE)



PROSERA STUDY

*Patients to remain blinded until week 48, until the last patient completes 24-week primary endpoint, after which time the study will be unblinded.
BID = twice daily dosing; 6MWD = six-minute walk distance.

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PROSERA Study Overview Design • Randomized, double-blind, placebo-controlled, parallel group • Up to 48-week double-blinded treatment period; primary endpoint assessed at Week 24 • Open-label extension option under separate protocol Primary Endpoint • Change in 6MWD at Week 24 from Baseline Key Secondary Endpoints • Time from 1st dose to 1st event of clinical worsening (TTCW) • Proportion of subjects who achieve all components of a composite endpoint of clinical improvement at Week 24 in the absence of clinical worsening: − Decrease in WHO FC or maintenance of WHO FC II − Decrease in NT-proBNP ≥ 30% or maintenance at <300 ng/L − Increase in 6MWD ≥ 10% or ≥ 30 m • Change vs. Baseline in NT-proBNP at Week 24 • Proportion of subjects with ≥ 1 point decrease in REVEAL Lite 2 Risk Score vs. Baseline at Week 24 Stratification at Randomization • WHO FC at screening: II vs III • Receiving parenteral prostacyclin therapy at Screening (yes vs. no) • CTD-APAH (yes vs. no) • Participation in CT sub-study (yes vs. no) 18 6MWD = six-minute walk distance; FC = functional class; NT-proBNP = N-terminal pro B-type natriuretic peptide; WHO = World Health Organization; CTD-APAH = connective tissue disease-associated PAH; CT = computerized tomography.

PROSERA Phase 3 Study Population Key Inclusion Criteria • Adults ≥ 18 and ≤ 75 years old • WHO Group 1 PAH • WHO Functional Class II or III • PVR ≥ 400 dyne•s/cm5 • Baseline 6MWD 150 - 450m* • Either REVEAL Lite 2 Risk Score ≥ 5 or NT-proBNP ≥ 300 ng/L* • Stable treatment with at least one SOC background therapy 19 * Key enrichment criteria. WHO = World Health Organization; PVR = pulmonary vascular resistance; 6MWD = six-minute walk distance; NT-proBNP = N-terminal pro B-type natriuretic peptide; SOC = standard of care

Broad Global Footprint with Trusted Sites and Clinical Partners


Country with Study Site

US and Canada: 50+ Sites

Latin America: ~25 Sites

Europe: 75+ Sites

Asia Pacific: 10+ Sites

- Broad global footprint planned: > 160 sites across ~30 countries
- Experienced global Gossamer team to support sites, educate, and drive enrollment
- Strong CRO partner (PPD) with deep experience in PAH
- Enrollment target: 18 months

CRO = contract research organization.

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21 Further Validation of REVEAL Lite 2 Enrichment for Phase 3 TORREY Week 24 Δ6MWD with REVEAL Lite 2 Score Incorporated • Right side consists of patients who are • Class II (n=15) • Class III (n=35) • Treatment effect in this population used as a basis for powering phase 3 with a conservative adjustment (Δ = 30 m, SD=70, α=0.025) • >95% power with 175 patient / arm 6MWD = six-minute walk distance; FC = functional class LS = least squares; LSMD = least squares mean difference; MMRM = mixed-effects model with repeated measures; WHO = World Health Organization. Based on MMRM modelling. Source: Data on file. Lowest Risk FC 2 Elevated Risk

Appendix I – OLE Safety 22

Incidence of TEAEs by preferred term: ≥ 5% in total column (Safety Population) 23 Preferred terma Placebo Switch (N=40) Seralutinib Cont. (N=34*) Total (N=74) Number of subjects with a TEAE 38 (95.0) 32 (94.1) 70 (94.6) Headache 9 (22.5) 8 (23.5) 17 (23.0) Cough 9 (22.5) 7 (20.6) 16 (21.6) COVID-19 6 (15.0) 7 (20.6) 13 (17.6) Diarrhoea 8 (20.0) 3 (8.8) 11 (14.9) Nausea 6 (15.0) 5 (14.7) 11 (14.9) Dyspnoea 7 (17.5) 2 (5.9) 9 (12.2) Pyrexia 3 (7.5) 4 (11.8) 7 (9.5) Rash 3 (7.5) 4 (11.8) 7 (9.5) Dizziness 2 (5.0) 4 (11.8) 6 (8.1) Influenza 2 (5.0) 4 (11.8) 6 (8.1) Nasopharyngitis 4 (10.0) 2 (5.9) 6 (8.1) Vomiting 4 (10.0) 2 (5.9) 6 (8.1) Abdominal pain 4 (10.0) 1 (2.9) 5 (6.8) Epistaxis 1 (2.5) 4 (11.8) 5 (6.8) Fatigue 4 (10.0) 1 (2.9) 5 (6.8) Hypokalaemia 3 (7.5) 2 (5.9) 5 (6.8) *One patient from the Phase 1b clinical trial, who remains on drug, is included. Abbreviations: MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event. a Coded using MedDRA v 24.0

Incidence of TEAEs by preferred term: ≥ 5% in total column (Safety Population) - Continued 24 Preferred terma Placebo Switch (N=40) Seralutinib Cont. (N=34*) Total (N=74) Number of subjects with a TEAE 38 (95.0) 32 (94.1) 70 (94.6) Pneumonia 3 (7.5) 2 (5.9) 5 (6.8) Pulmonary arterial hypertension 3 (7.5) 2 (5.9) 5 (6.8) Alanine aminotransferase increased 4 (10.0) 0 4 (5.4) Arthralgia 3 (7.5) 1 (2.9) 4 (5.4) Aspartate aminotransferase increased 4 (10.0) 0 4 (5.4) Back pain 3 (7.5) 1 (2.9) 4 (5.4) Complication associated with device 2 (5.0) 2 (5.9) 4 (5.4) Flushing 3 (7.5) 1 (2.9) 4 (5.4) Iron deficiency 2 (5.0) 2 (5.9) 4 (5.4) Nasal congestion 2 (5.0) 2 (5.9) 4 (5.4) Pain 1 (2.5) 3 (8.8) 4 (5.4) Pain in extremity 2 (5.0) 2 (5.9) 4 (5.4) Palpitations 3 (7.5) 1 (2.9) 4 (5.4) Throat irritation 3 (7.5) 1 (2.9) 4 (5.4) Upper respiratory tract infection 2 (5.0) 2 (5.9) 4 (5.4) Vascular device infection 0 4 (11.8) 4 (5.4) *One patient from the Phase 1b clinical trial, who remains on drug, is included in this group. Abbreviations: MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event. a Coded using MedDRA v 24.0

Incidence of Related TEAEs in 2 or More Patients (Safety Population) 25 Preferred terma Placebo Switch (N=40) Seralutinib Cont. (N=34*) Total (N=74) Number of subjects with a related adverse event 16 (40.0) 11 (32.4) 27 (36.5) Cough 7 (17.5) 3 (8.8) 10 (13.5) Headache 2 (5.0) 3 (8.8) 5 (6.8) Throat irritation 3 (7.5) 1 (2.9) 4 (5.4) Alanine aminotransferase increased 2 (5.0) 0 2 (2.7) Aspartate aminotransferase increased 2 (5.0) 0 2 (2.7) Fatigue 1 (2.5) 1 (2.9) 2 (2.7) Thrombocytopenia 0 2 (5.9) 2 (2.7) *One patient from the Phase 1b clinical trial, who remains on drug, is included in this group. Abbreviations: MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event. a Coded using MedDRA v 24.0

Incidence of TEAEs Leading to Study Drug Discontinuation (Safety Population) 26 *One patient from the Phase 1b clinical trial, who remains on drug, is included in this group. Abbreviations: d/c, discontinuation; MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event. a Coded using MedDRA v 24.0 Preferred terma Placebo Switch (N=40) Seralutinib Cont. (N=34*) Total (N=74) No. with a TEAE leading to d/c of study drug 9 (22.5) 3 (8.8) 12 (16.2) Cough 4 (10.0) 1 (2.9) 5 (6.8) Alanine aminotransferase increased 2 (5.0) 0 2 (2.7) Throat irritation 1 (2.5) 1 (2.9) 2 (2.7) Abdominal pain 1 (2.5) 0 1 (1.4) Acute respiratory failure 1 (2.5) 0 1 (1.4) Aspartate aminotransferase increased 1 (2.5) 0 1 (1.4) Blood bilirubin increased 1 (2.5) 0 1 (1.4) Confusional state 1 (2.5) 0 1 (1.4) Liver function test abnormal 0 1 (2.9) 1 (1.4) Nausea 0 1 (2.9) 1 (1.4) Vomiting 0 1 (2.9) 1 (1.4)

Appendix II – FLUIDDA CT Sub-Study 27

FLUIDDA CT Sub-Study: Assessing Pulmonary Vascular Remodeling in Patients Treated on Seralutinib • Purpose: Provide evidence consistent with a reverse remodeling effect of seralutinib • Hypothesis: volume of distal pulmonary arteries relative to volume of proximal pulmonary arteries will be increased by seralutinib as expressed by the ratio of BV5A to BV10A (BV510ARatio) • Available data: Baseline and Week 24 HRCTs with pulmonary vascular reconstruction in 7 seralutinib- treated subjects and 12 placebo subjects Thin Slice CTs with Pulmonary Vascular Segmentation at Baseline and Week 24 28 CT = computerized tomography; HRCT = high resolution computerized tomography

Pulmonary Vascular Volume of Small Distal Arterial Vessels is Decreased in PAH, Leading to Dilation of Larger Proximal Vessels



BV10A
BV5-10A
BV5A
HEALTHY
BLOOD VESSELS
>10mm²
10mm²(BV10)
5~10mm²
5mm²(BV5)
<5mm²
BLOOD VESSELS WITH CROSS SECTION AREA
Remodeling
Reverse Remodeling
BV10A
BV5-10A
BV5A
PULMONARY ARTERIAL HYPERTENSION
>10mm²
10mm²(BV10)
5~10mm²
5mm²(BV5)
<5mm²
BLOOD VESSELS WITH CROSS SECTION AREA

CT imaging can quantify these changes:

BV5A= blood vessel volume of pulmonary arteries with a Cross-sectional area (CSA)<5mm2
BV5-10A= blood vessel volume of pulmonary arteries with a CSA Between 5-10 mm2
BV10A= blood vessel volume of pulmonary arteries with a CSA >10 mm2
BV510ARatio= BV5A/BV10A

- Pulmonary Vascular Pruning on CT correlates with histologic pulmonary vascular remodeling*
- In PAH the BV5A/BV10A ratio is decreased

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*Synn et al Pulm Circ 2021.

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Seralutinib Treatment Increases BV510ARatio, Supporting Reverse Remodeling Hypothesis

BV510ARatio correlates with hemodynamics



PAC
SV
BV510ARATIO
R = 0.56, p = 0.017
R = 0.65, p = 0.0041
PAC
SV
Seralutinib
Placebo

Seralutinib increases BV510ARatio

Parameter	LSMD Estimate (95% CI)	P-value
BV510ARATIO	0.845 (0.105,1.585)	0.028



BV510ARATIO
Baseline
24wk
Baseline
24wk
Seralutinib (n=7)
Placebo (n=12)
BV510ARATIO
Baseline
24wk
Baseline
24wk
Seralutinib (n=7)
Placebo (n=12)

PAC=pulmonary artery compliance
SV=stroke volume
Linear regression models adjusted for baseline values and treatment arm; Abbreviations: LSMD, least squares mean difference; BV510ARATIO = Ratio of pulmonary arteries smaller than 5 mm[2] in cross sectional area (BV5A) compared to pulmonary arteries larger than 10 mm[2] in cross sectional area (BV10A)

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FRI Imaging Case Study (Placebo Patient) WHO FC2 IPAH Patient on PDE/PRA, treated with Placebo • 6% Decrease in BV5APRA (red areas) • 5% Increase in BV10APRA (blue areas) • Decrease in BV5A/BV10A ratio • 283 dyne•s/cm5 increase in PVR coincident with arterial volume shifts BVA5PRA = Proportion of pulmonary arteries smaller than 5 mm2 in cross sectional area compared to all arteries BVA10PRA = Proportion of pulmonary arteries larger than 10 mm2 in cross sectional area compared to all arteries * Measurements preliminary; do not include the hilum Week 24Baseline 31

FRI Imaging Case Study (Seralutinib Patient)

WHO FC2 IPAH and Severe RA Patient on Triple Therapy, treated with Seralutinib



Baseline
0
5
10
140
Cross-sectional area (mm²)



Week 24
0
5
10
140
Cross-sectional area (mm²)

- 6% Increase in BV5APRA (red areas)
- 8% Decrease in BV10APRA (blue areas)
- Increase in BV5A/BV10A ratio
- 159 dyne•s/cm^5 improvement in PVR coincident with arterial volume shifts

BVA5PRA = Proportion of pulmonary arteries smaller than 5 mm^2 in cross sectional area compared to all arteries
BVA10PRA = Proportion of pulmonary arteries larger than 10 mm^2 in cross sectional area compared to all arteries
* Measurements preliminary; do not include the hilum

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33 Summary of FRI Sub-study and Plans for Phase 3 • The BV510ARatio correlates with important measures of RV-PA coupling as measured by pulmonary artery compliance and cardiopulmonary hemodynamics (i.e., Stroke Volume) • There was a significant improvement in the ratio of blood vessel volume in distal vessels relative to larger vessels (BV510ARatio) consistent with a reverse remodeling effect of seralutinib • To increase our understanding of the effect of seralutinib on pulmonary vascular remodeling, an FRI sub-study is planned for Phase 3